SUPPLEMENT TO PROSPECTUS
                          OF PORTFOLIO PARTNERS, INC.

                     This Supplement is dated March 4, 1999

The following information replaces certain information contained in the Prospectus of Portfolio Partners, Inc. (the "Fund"), dated May 1, 1998, and should be read in conjunction with that Prospectus.

The last two sentences of the "MFS Emerging Equities, MFS Research Growth and MFS Value Equity" paragraph under the section of the Prospectus entitled "Subadvisers" found on page 10 is hereby replaced with the following:


Effective February 24, 1999, Maura A. Shaughnessy, a Senior Vice President of MFS, became portfolio manager of MFS Value Equity. Ms. Shaughnessy has been employed by MFS since 1991, first as an equity analyst and then as a portfolio manager.